                                                                      Exhibit 21

                           SUBSIDIARIES OF THE COMPANY

         Certain active subsidiaries of the Company and their subsidiaries as of December 31, 2000, are listed below. The names of certain subsidiaries, which considered in the aggregate would not constitute a significant subsidiary, have been omitted.

                                                                                          State or
                                                                                         Country of
Name                                                                                    Organization
----                                                                                    ------------
20th Century Denmark Limited .........................................................    Liberia
A/S Maarud ...........................................................................    Norway
AB Estrella ..........................................................................    Sweden
AB Kraft Foods Lietuva ...............................................................    Lithuania
AGF SP, Inc. .........................................................................    Japan
Airco IHC, Inc. ......................................................................    Delaware
Ajinomoto General Foods, Inc. ........................................................    Japan
Aktieselskabet FMD af 11. juni 1920 ..................................................    Denmark
Aktieselskabet M Af 2. januar 1992 ...................................................    Denmark
Balance Bar Company ..................................................................    Delaware
Beech-Nut Life Savers (Panama) S.A....................................................    Panama
Beijing Kraft Food Corporation Limited ...............................................    China
Beijing Nabisco Food Company Ltd. ....................................................    China
Boca Foods Company ...................................................................    Delaware
Branded Restaurant Group Inc. ........................................................    Delaware
Burlington Foods, Inc. ...............................................................    Delaware
C.A. Tabacalera Nacional .............................................................    Venezuela
Cafe GRAND'MERE S.A. .................................................................    France
Callard & Bowser-Suchard, Inc. .......................................................    Delaware
Canale S.A. ..........................................................................    Argentina
Capri Sun, Inc. ......................................................................    Delaware
Celis Brewery, Inc.  .................................................................    Texas
Chrysalis Technologies Incorporated ..................................................    Virginia
Churny Company, Inc. .................................................................    Delaware
Compania Venezolana de Conservas C.A. ................................................    Venezuela
Cote d'Or Italia S.r.l. ..............................................................    Italy
Covenco Holding C.A. .................................................................    Venezuela
Dart Resorts Inc. ....................................................................    Delaware
Dely, S.A. ...........................................................................    Guatemala
Distribuidora Pan Americana, S.A. ....................................................    Panama
Dong Suh Foods Corporation ...........................................................    Korea
Dong Suh Oil & Fats Co., Ltd. ........................................................    Korea
El Gallito Industrial, S.A. ..........................................................    Costa Rica
Establecimiento Modelo Terrabusi S.A. ................................................    Argentina
Estrella A/S .........................................................................    Denmark
f6 Cigarettenfabrik Dresden GmbH .....................................................    Germany
Fattorie Osella S.p.A. ...............................................................    Italy
Fleischmann International, Inc. ......................................................    Delaware
Fleischmann Nabisco Uruguay S.A.......................................................    Uruguay
Fleischmann Peruana Inc. .............................................................    Delaware
Foster's USA, LLC ....................................................................    Delaware
Franklin Baker Company of the Philippines ............................................    Philippines
FTR Holding S.A. .....................................................................    Switzerland
Fulmer Corporation Limited ...........................................................    Bahamas
Gelatinas Ecuatoriana S.A. ...........................................................    Ecuador
General Foods Credit Corporation .....................................................    Delaware
General Foods Credit Investors No. 1 Corporation .....................................    Delaware

                                                                                          State or
                                                                                         Country of
Name                                                                                    Organization
----                                                                                    ------------
General Foods Credit Investors No. 2 Corporation .....................................    Delaware
General Foods Credit Investors No. 3 Corporation .....................................    Delaware
General Foods Foreign Sales Corporation ..............................................    Virgin Islands (U.S.)
Gevaliarosteriet AB ..................................................................    Sweden
Godfrey Phillips (Malaysia) Sdn. Bhd. ................................................    Malaysia
Grant Holdings, Inc. .................................................................    Pennsylvania
Grant Transit Co. ....................................................................    Delaware
Grundstucksgemeinschaft Kraft Foods ..................................................    Germany
HAG GF AG ............................................................................    Germany
HAG-Coffex ...........................................................................    France
Hervin Holdings, Inc. ................................................................    Delaware
HNB Investment Corp. .................................................................    Delaware
Industria e Comercio de Produtos Alimenticios Cerqueirense Ltda. .....................    Brazil
Industrias Alimenticias Maguary Ltda. ................................................    Brazil
Iracema Industrias de Caju Ltda. .....................................................    Brazil
Jacob Leinenkugel Brewing Company, Inc. ..............................................    Wisconsin
Jacobs Suchard Alimentos do Brasil Ltda. .............................................    Brazil
Jacobs Suchard Figaro a.s. ...........................................................    Slovak Republic
JSC Philip Morris Ukraine ............................................................    Ukraine
Jupiter Produtos Alimenticios Ltda. ..................................................    Brazil
KFI - USLLC I .......................................................................     Delaware
KFI - USLLC II ......................................................................     Delaware
KFI - USLLC III .....................................................................     Delaware
KJS Limited ..........................................................................    Hong Kong
Kraft Canada Inc. ....................................................................    Canada
Kraft Food Ingredients Corp. .........................................................    Delaware
Kraft Foods AS .......................................................................    Norway
Kraft Foods (Australia) Limited ......................................................    Australia
Kraft Foods Belgium S.A. .............................................................    Belgium
Kraft Foods Bulgaria AD ..............................................................    Bulgaria
Kraft Foods Central & Eastern Europe Service B.V. ....................................    Netherlands
Kraft Foods CR s.r.o. ................................................................    Czech Republic
Kraft Foods Danmark ApS ..............................................................    Denmark
Kraft Foods Danmark Holding A/S ......................................................    Denmark
Kraft Foods de Mexico S.A. de C.V. ...................................................    Mexico
Kraft Foods Deutschland GmbH & Co. KG ................................................    Germany
Kraft Foods Deutschland Holding GmbH .................................................    Germany
Kraft Foods Egypt LLC ................................................................    Egypt
Kraft Foods Espana, S.A. .............................................................    Spain
Kraft Foods France ...................................................................    France
Kraft Foods Hellas S.A. ..............................................................    Greece
Kraft Foods Holding (Europa) GmbH  ...................................................    Switzerland
Kraft Foods Holdings, Inc. ...........................................................    Delaware
Kraft Foods Hors Domicile.............................................................    France
Kraft Foods Hungaria Kft. ............................................................    Hungary
Kraft Foods, Inc. ....................................................................    Delaware
Kraft Foods International, Inc. ......................................................    Delaware
Kraft Foods Ireland Limited ..........................................................    Ireland
Kraft Foods Italia S.p.A. ............................................................    Italy
Kraft Foods Laverune .................................................................    France
Kraft Foods Limited ..................................................................    Australia
Kraft Foods Limited (Asia) ...........................................................    Hong Kong
Kraft Foods Manufacturing Corporation ................................................    Delaware

                                                                                          State or
                                                                                         Country of
Name                                                                                    Organization
----                                                                                    ------------
Kraft Foods Manufacturing GmbH & Co. KG ..............................................    Germany
Kraft Foods Namur S.A. ...............................................................    Belgium
Kraft Foods Nederland B.V. ...........................................................    Netherlands
Kraft Foods (New Zealand) Limited ....................................................    New Zealand
Kraft Foods Norge AS .................................................................    Norway
Kraft Foods Oesterreich GmbH..........................................................    Austria
Kraft Foods (Philippines), Inc. ......................................................    Philippines
Kraft Foods Polska Sp.z o.o. .........................................................    Poland
Kraft Foods Portugal Produtos Alimentares Lda. .......................................    Portugal
Kraft Foods Produktion GmbH ..........................................................    Germany
Kraft Foods (Puerto Rico), Inc. ......................................................    Puerto Rico
Kraft Foods R & D, Inc. ..............................................................    Delaware
Kraft Foods Romania SA ...............................................................    Romania
Kraft Foods Schweiz AG ...............................................................    Switzerland
Kraft Foods Schweiz Holding AG .......................................................    Switzerland
Kraft Foods (Singapore) Pte Ltd ......................................................    Singapore
Kraft Foods Strasbourg ...............................................................    France
Kraft Foods Taiwan Limited............................................................    Taiwan
Kraft Foods (Thailand) Limited .......................................................    Thailand
Kraft Foods UK Limited ...............................................................    United Kingdom
Kraft Foods Ukraina Open Joint Stock Company .........................................    Ukraine
Kraft Guangtong Food Company, Limited ................................................    China
Kraft Holdings Virginia Inc. .........................................................    Virginia
Kraft Jacobs Suchard (Australia) Pty. Ltd. ...........................................    Australia
Kraft Jacobs Suchard Reims ...........................................................    France
Kraft Jacobs Suchard Service AG (Switzerland) ........................................    Switzerland
Kraft Japan, K.K. ....................................................................    Japan
Kraft Korea Inc. .....................................................................    Korea, Republic of
Kraft Lacta Suchard Brasil, S.A. .....................................................    Brazil
Kraft Pizza Company ..................................................................    Delaware
Kraft Suchard Argentina, S.A. ........................................................    Argentina
Kraft Suchard Uruguay, S.A. ..........................................................    Uruguay
Kraft Sverige AB .....................................................................    Sweden
Kraft Tianmei Food (Tianjin) Co., Ltd. ...............................................    China
Kraftsa Kraft Sabanci Gida Pazarlama ve Tic. A.S......................................    Turkey
Krema Limited ........................................................................    Ireland
La Loire Investment Corp. ............................................................    Delaware
La Seine Investment Corp. ............................................................    Delaware
Landers y Cia, S.A. ..................................................................    Colombia
Le Rhone Investment Corp. ............................................................    Delaware
Leite Gloria do Nordeste S.A. ........................................................    Brazil
Marsa Kraft Jacobs Suchard Sabanci Gida Sanayi ve Ticaret A.S. .......................    Turkey
Martlet Importing Co. Inc. ...........................................................    New York
Massalin Particulares S.A. ...........................................................    Argentina
MEX Holdings, Ltd. ...................................................................    Delaware
Michigan Investment Corp. ............................................................    Delaware
Miller Brewing 1855, Inc. ............................................................    Delaware
Miller Brewing Company ...............................................................    Wisconsin
Mirabell Salzburger Confiserie-und Bisquit GmbH ......................................    Austria
NABEC, S.A. ..........................................................................    Ecuador
Nabisco Argentina S.A. ...............................................................    Argentina
Nabisco Biscuit Manufacturing (Midwest), Inc. ........................................    Delaware

                                                                                          State or
                                                                                         Country of
Name                                                                                    Organization
----                                                                                    ------------
Nabisco Biscuit Manufacturing (West), Inc. ...........................................    Delaware
Nabisco Brands Company ...............................................................    Delaware
Nabisco Brands Holdings Denmark Limited ..............................................    Liberia
Nabisco Caribbean Export, Inc. .......................................................    Delaware
Nabisco (China) Limited ..............................................................    China
Nabisco de Nicaragua, S.A. ...........................................................    Nicaragua
Nabisco Direct, Inc. .................................................................    Delaware
Nabisco Dominicana, S.A...............................................................    Dom. Repub.
Nabisco England IHC, Inc. ............................................................    Delaware
Nabisco Enterprises IHC, Inc. ........................................................    Delaware
Nabisco Euro Holdings Ltd. ...........................................................    Cayman Islands
Nabisco Food (Suzhou) Co. Ltd. .......................................................    China
Nabisco Group Ltd. ...................................................................    Delaware
Nabisco Holdings Corp. ...............................................................    Delaware
Nabisco Holdings I B.V. ..............................................................    Netherlands
Nabisco Holdings IHC, Inc. ...........................................................    Delaware
Nabisco Holdings II B.V. .............................................................    Netherlands
Nabisco Hong Kong Limited ............................................................    Hong Kong
Nabisco, Inc. ........................................................................    New Jersey
Nabisco International Limited ........................................................    Nevada
Nabisco International M.E./Africa L.L.C. .............................................    Dubai, U.A.E.
Nabisco International Market Development Group, Inc. .................................    Delaware
Nabisco International, Inc. ..........................................................    Delaware
Nabisco International, S.A. ..........................................................    Panama
Nabisco Investments, Inc. ............................................................    Delaware
Nabisco (Jamaica) Limited ............................................................    Jamaica
Nabisco Music Ventures, Inc. .........................................................    Delaware
Nabisco Peru S.A. ....................................................................    Peru
Nabisco Philippines, Inc. ............................................................    Philippines
Nabisco Royal Argentina LLC ..........................................................    Delaware
Nabisco Royal Chile Limitada .........................................................    Chile
Nabisco Royal de Honduras, S.A. ......................................................    Honduras
Nabisco Royal del Ecuador, S.A. ......................................................    Ecuador
Nabisco Royal Panama, S.A. ...........................................................    Panama
Nabisco South Africa (Proprietary) Limited ...........................................    South Africa
Nabisco Taiwan Corporation ...........................................................    Taiwan
Nabisco Technology Company ...........................................................    Delaware
Nabisco (Thailand) Limited ...........................................................    Thailand
Nabisco Trading AG ...................................................................    Switzerland
Nabisco Venezuela, C.A................................................................    Venezuela
OAO Philip Morris Kuban ..............................................................    Russia
OJSS Philip Morris Kazakhstan ........................................................    Kazakhstan
Oy Estrella AB .......................................................................    Finland
Oy Kraft Foods Finland Ab ............................................................    Finland
P.M. Beverage Holdings, Inc. .........................................................    Delaware
P.T. Kraft Ultrajaya Indonesia .......................................................    Indonesia
Pavlides S.A. ........................................................................    Greece
Phenix Leasing Corporation ...........................................................    Delaware
Phenix Management Corporation ........................................................    Delaware
Philip Morris (Malaysia) Sdn. Bhd. ...................................................    Malaysia
Philip Morris (Thailand) Ltd. ........................................................    Delaware
Philip Morris Asia Limited ...........................................................    Hong Kong
Philip Morris Belgium S.A. ...........................................................    Belgium

                                                                                          State or
                                                                                         Country of
Name                                                                                    Organization
----                                                                                    ------------
Philip Morris Brasil S.A. ............................................................    Delaware
Philip Morris Capital Corporation ....................................................    Delaware
Philip Morris Capital (Ireland) Limited ..............................................    Ireland
Philip Morris Corporate Services Inc. ................................................    Delaware
Philip Morris CR a.s. ................................................................    Czech Republic
Philip Morris Duty Free Inc. .........................................................    Delaware
Philip Morris Europe S.A. ............................................................    Switzerland
Philip Morris Finance Europe B.V. ....................................................    Netherlands
Philip Morris France S.A.S. ..........................................................    France
Philip Morris G.m.b.H. ...............................................................    Germany
Philip Morris Hellas A.E.B.E. ........................................................    Greece
Philip Morris Holland B.V. ...........................................................    Netherlands
Philip Morris Hungary Cigarette Manufacturing and Trading Ltd. .......................    Hungary
Philip Morris Incorporated ...........................................................    Virginia
Philip Morris International Finance Corporation ......................................    Delaware
Philip Morris International Inc. .....................................................    Delaware
Philip Morris Kabushiki Kaisha .......................................................    Japan
Philip Morris Korea C.H. .............................................................    Korea
Philip Morris Latin America Inc. .....................................................    Delaware
Philip Morris Limited ................................................................    Australia
Philip Morris Ljubljana d.o.o. .......................................................    Slovenia
Philip Morris Management Corp. .......................................................    New York
Philip Morris Mexico S.A. de C.V. ....................................................    Mexico
Philip Morris Philippines Inc. .......................................................    Philippines
Philip Morris Polska S.A. ............................................................    Poland
Philip Morris Products Inc. ..........................................................    Virginia
Philip Morris Products S.A.  .........................................................    Switzerland
Philip Morris Reunion s.a.r.l. .......................................................    Le Reunion
Philip Morris Romania S.R.L. .........................................................    Romania
Philip Morris SA, Philip Morris Sabanci Pazarlama ve Satis A.S. ......................    Turkey
Philip Morris Sales & Marketing Ltd. .................................................    Russia
Philip Morris Singapore Pte. Ltd. ....................................................    Singapore
Philip Morris Slovakia s.r.o. ........................................................    Slovak Republic
Philip Morris Spain S.A. .............................................................    Spain
Philip Morris World Trade S.A. .......................................................    Switzerland
PHILSA Philip Morris Sabanci Sigara ve Tutunculuk Sanayi ve Ticaret A.S. .............    Turkey
PMCC Investors No. 1 Corporation .....................................................    Delaware
PMCC Investors No. 2 Corporation .....................................................    Delaware
PMCC Investors No. 3 Corporation .....................................................    Delaware
PMCC Investors No. 4 Corporation .....................................................    Delaware
PMCC Leasing Corporation .............................................................    Delaware
Posto Apolo Ltda. ....................................................................    Brazil
Productos Confitados Salvavidas de Guatemala, S.A. ...................................    Guatemala
Produtos Alimenticios Fleischmann e Royal Ltda. ......................................    Brazil
Produtos Alimenticios Pilar Ltda. ....................................................    Brazil
Produtos Alimenticios Royal S.A. .....................................................    Costa Rica
PT Nabisco Foods .....................................................................    Indonesia
Riespri, S.A. ........................................................................    Spain
Roskill Cartage and Storage Limited ..................................................    New Zealand
Royal Productos Alimenticios C.A......................................................    Venezuela
San Dionisio Realty Corporation ......................................................    Philippines
SB Leasing Inc. ......................................................................    Delaware

                                                                                          State or
                                                                                         Country of
Name                                                                                    Organization
----                                                                                    ------------
Seven Seas Foods, Inc. ...............................................................    Delaware
Stella D'oro Biscuit Co., Inc. .......................................................    New York
Suchard Limited ......................................................................    United Kingdom
Suchard Schokolade Ges. mbH Bludenz ..................................................    Austria
Superior AgResource, Inc. ............................................................    Delaware
Tabacalera Centroamericana S.A. ......................................................    Guatemala
Tabacalera Costarricense S.A. ........................................................    Costa Rica
Tabaqueira, S.A. .....................................................................    Portugal
Taloca AG ............................................................................    Switzerland
Taloca Ltda. .........................................................................    Brazil
Tevalca Holding C.A. .................................................................    Venezuela
The Fleischmann Corporation ..........................................................    Delaware
The Hervin Company ...................................................................    Oregon
The Kenco Coffee Company Limited .....................................................    United Kingdom
Trademarks LLC........................................................................    Delaware
Transapolo-Transportes Rodoviarios Apolo Ltda. .......................................    Brazil
UAB Philip Morris Lietuva ............................................................    Lithuania
Vict. Th. Engwall & Co., Inc. ........................................................    Delaware
Votesor BV ...........................................................................    Netherlands
West Indies Yeast Company Limited ....................................................    Jamaica
Wolverine Investment Corp. ...........................................................    Delaware
Yili-Nabisco Biscuit & Food Company Limited ..........................................    China
ZAO Philip Morris Izhora .............................................................    Russia
ZAO Philip Morris Neva ...............................................................    Russia

